AFL-CIO HOUSING INVESTMENT TRUST

INVESTING THE UNION WAY

2016

SEMI-ANNUAL REPORT

TO OUR INVESTORS

When the AFL-CIO’s founders created the HIT more than thirty years ago, they had a vision that workers’ pension capital could help build local communities through union job creating investments in affordable housing developments. The first requirement of the HIT, then and now, was and is to provide market returns to its investors, and the HIT delivered strong absolute returns to investors for the first half of 2016. We have done that for decades, and our investments have created more than 100,000 rental housing units, most of which are affordable to lower income and working families. Those investments in turn, have created tens of thousands of on-site construction jobs for union members.

Few funds can meet HIT’s production track record. As described in the report, HIT and its wholly-owned subsidiary, Building America CDE, have put some 82 projects under agreement in 37 cities, creating 25,000 housing units and 22,600 union jobs. The HIT invested $2 billion in these developments. In these economically uncertain times, it is important that investors have access to prudent and experienced managers who get results.

After more than three decades of successful mission guided investing, the HIT is enhancing its program to increase its ability to provide long term value to investors while creating union construction jobs and affordable housing across the country.

First, the growing defined contribution/401(k) market can now access the benefits of the HIT. The HIT Daily Valued Fund (HIT DVF), a core fixed-income collective investment fund sponsored by Hand Benefits & Trust, a BPAS company, which holds units of the HIT, launched in April. The HIT DVF now has invested or committed capital of nearly $50 million. The HIT DVF allows the HIT to access a new market and attract new capital as the 401(k) market grows. Increased capital leads to increased investment activity, which means more affordable housing and union jobs.

Additionally, this June our investors voted overwhelmingly to allow the HIT to create a wholly owned subsidiary investment adviser company. It will focus its investments on the early pre-development phase of deals, like bridge loans, and is intended to increase the number of affordable union-built projects in which the HIT can invest. It is structured as a limited liability company to help protect against liability to the HIT. It will be operational later this year.

As the HIT approaches $6 billion in total net assets, we are grateful for your confidence and appreciate your ongoing investment in our program. The HIT is stronger than it has ever been and remains committed to providing triple bottom-line returns: affordable rental housing, union construction jobs and competitive returns. Thank you for your support.

Steve Coyle, CEO

HIT PERFORMANCE VS. BARCLAYS CAPITAL AGGREGATE BOND INDEX AS OF JUNE 30, 2016 (Percent)

COMPARISON OF $50,000 INVESTMENT IN HIT & BARCLAYS CAPITAL AGGREGATE BOND INDEX (Dollars in thousands)

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Mid-Year Discussion of Fund Performance

2016 HIT PERFORMANCE

For the first half of 2016 the AFL-CIO Housing Investment Trust (HIT) provided its investors with gross and net returns of 4.74% and 4.52%, respectively, versus 5.31% for the Barclays Capital Aggregate Bond Index (Barclays Aggregate). For the 3-, 5-, and 10-year periods ending June 30, the HIT’s gross returns exceeded the benchmark by 37, 35, and 40 basis points, respectively, (as shown in the graph at left).

These solid returns are a result of the HIT constructing a portfolio that provides higher income with less credit risk than the Barclays Aggregate by focusing on high credit quality, job-creating multifamily mortgage securities. These securities substitute for some Treasuries and all corporate debt holdings in the benchmark. This investment strategy has benefited HIT’s investors over the long-term.

The HIT also maintains its interest rate and call risk to be similar to the benchmark. Consistent with the HIT’s execution of its strategy, the HIT maintained its income advantage to the Barclays Aggregate with a 34 basis point yield advantage as of June 30 (as shown on page 2).

Certain factors impacted HIT’s lower relative performance in the first half of the year. First, its underweight to Treasuries – approximately 10% vs. 37% for the Barclays Aggregate at June 30 – was a major factor in its relative performance as Treasuries posted six-month total returns of 5.37%. A second factor was the strong performance by the corporate bond sector, which represented over 25% of the Barclays Aggregate. The HIT does not invest in corporate bonds. This sector of the Barclays Aggregate posted an excess return of 120 basis points over the period. Third, spreads widened for some of the HIT’s multifamily mortgage-backed securities (MBS); Ginnie Mae permanent loan certificates spreads, for example, widened by 23 basis points. Finally, the lowest credit quality sector of the Barclays Aggregate showed strong performance, with an excess return of 216 basis points, compared to -11 basis points for the highest quality sector.1 Taken together, this confluence of events contributed to HIT’s lower performance versus the Barclays Aggregate for the period.

2016 MARKETS AND OUTLOOK

A number of aspects of the current economy lead the HIT to believe that its long-term strategy will remain a prudent choice for pension fund investors going forward. Uncertainty and volatility were pervasive themes in the global financial markets during the first half of 2016 and are expected to continue for the foreseeable future. The consensus of economists is that the U.S. economy is expected to grow at around 2% this year – about the same rate as it has since the second half of 2009. This modest domestic economic growth, subdued inflation, weakness and uncertainty in the global economy, and the strength of the U.S. dollar have meant that the Federal Reserve

1Approximately 96% of HIT’s portfolio carried a government or government-sponsored enterprise guarantee or had a AAA profile versus 71% for the Barclays Aggregate, and none of the portfolio was rated BBB versus 13.5% of the benchmark at June 30.

AFL-CIO HOUSING INVESTMENT TRUST	1

DIVERSIFICATION BENEFITS

With its lack of correlation to equities, the HIT provides diversification benefits, as shown below. Despite its lack of exposure to corporate bonds, the HIT’s returns are highly correlated with its benchmark, the Barclays Aggregate.

CORRELATION OF MONTHLY
YEAR-OVER-YEAR CHANGES IN INDICES
Periods ending June 30, 2016

	Five Year	Ten Year
HIT Net	1.00	1.00
Barclays Capital Aggregate Bond Index	0.99	0.96
Bloomberg REIT Index	0.48	0.07
U.S. Standard & Poor’s 500 Index	-0.40	-0.18
United Kingdom FTSE 100 Index	-0.44	-0.05

Source: Haver Analytics, Bloomberg LP, Barclays Capital Aggregate Bond Index, and the HIT

U.S. TREASURY YIELD CURVE SHIFT

(Percent)

RISK COMPARISON

As of June 30, 2016

	HIT	Barclays
Superior Credit Profile
U.S. Government/Agency/AAA/Cash	95.8%	70.8%
A & Below	0.1%	24.8%
Superior Yield
Current Yield: 22 basis point advantage	3.14%	2.92%
Yield to Worst: 34 basis point advantage	2.16%	1.82%
Similar Interest Rate Risk
Effective Duration	5.30	5.50
Convexity	0.15	0.07
Similar Call Risk
Call Protected	79%	72%
Not Call Protected	21%	28%

Source: HIT and Barclays Capital Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

has been cautious to normalize interest rates to date. With historically low rates, however, if domestic economic conditions improve more than expected, interest rates could rise. In any event, the HIT’s solid portfolio fundamentals, which are expected to continue to offer higher income, higher credit quality, and similar interest rate risk versus the Barclays Aggregate should position it well.

In this market environment, high credit quality fixed income securities, such as those in the HIT, remain an important component of diversified portfolios. The HIT’s portfolio strategy of substituting high credit quality multifamily securities for corporates and some Treasuries in the Barclays Aggregate can provide diversification benefits to investors.

Historically, the HIT’s returns are negatively correlated with equities, while positively correlated with the Barclays Aggregate. Investing in the HIT can help investors to better manage portfolio risk, particularly in times of overall economic weakness. The HIT should continue to meet the needs of long-term investors seeking income, high credit quality, and diversification.

The HIT’s portfolio strategy of substituting high credit quality multifamily securities for corporates and some Treasuries in the Barclays Aggregate can provide diversification benefits to investors.

Portfolio Allocation

Based on value of total investments, including unfunded commitments, as of June 30, 2016.

2	SEMI–ANNUAL REPORT 2016

MULTIFAMILY INVESTMENTS

The HIT’s multifamily investments help its portfolio generate competitive returns – government/agency permanent MBS offer higher yields than securities with similar credit and interest rate risk and construction-related MBS offer even higher yields. Since starting its Construction Jobs Initiative in 2009, the HIT has committed $2 billion of union and public employee capital to fund construction-related multifamily developments. Together with its subsidiary Building America CDE, Inc., the HIT has invested $2 billion, financing 82 projects with a total development investment of $4.5 billion in 37 cities. These investments have created an estimated 22,600 on-site union construction jobs and 48,200 total jobs across all industry sectors, and built or rehabilitated some 25,000 housing units in the local communities.*

The HIT continues to identify investment opportunities for high credit quality multifamily mortgage securities, including new construction, substantial rehabilitation, and preservation of affordable housing. Through existing relationships and new partnerships with developers, sponsors, mortgage bankers, housing finance agencies, community groups, and others, the HIT seeks to engage early in the financing process. It can use its expertise in structuring and negotiating terms to maximize the investment’s value for the portfolio while meeting the needs of the project developer or sponsor.

“This is a nice project. We have a lot of union workers here making good benefits and a good living wage.”

-- Kyle Crotty, Laborers Local 42

Heights at Manhassett, Richmond Heights, MO

ELIZABETH SETON PEDIATRIC CENTER II Yonkers, NY

The HIT committed $18.3 million in financing for a $21 million addition to this state-of-the-art, skilled nursing care facility for medically fragile children, which was previously constructed with HIT financing. The addition will house 32 new long-term ventilator beds, tripling the capacity for children with severe respiratory problems. The expanded unit will be covered under the existing collective bargaining agreement with 1199 SEIU United Healthcare Workers East, AFL-CIO. The construction activity is expected to create an estimated 105 on-site union construction jobs.

ZVAGO COOPERATIVE, Minnetonka, MN

To help finance the new construction of this $19 million 54-unit senior cooperative (for those 62 and older), the HIT is providing a $14.8 million investment. The project is located on the northern portion of Glen Lake in Minnetonka, in the southwest suburbs of Minneapolis and is part of the wider Glen Lake Redevelopment Project, which includes a 52-unit mixed-use project built in 2008 and a 159-unit senior apartment community built in 2011. It will provide quality housing for seniors who want to enjoy an independent and active lifestyle. Construction is expected to generate approximately 85 union jobs.

*Economic impacts such as jobs and personal income are derived from an IMPLAN model. See page 24 for additional detail.

AFL-CIO HOUSING INVESTMENT TRUST	3

Other Important Information

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 800-SEC-0330. Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, Building America CDE, Inc. and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2016, and held for the entire period ended June 30, 2016.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the six-month period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2016” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Six-Month Period Ended June 30, 2016*
Actual expenses	$ 1,000.00	$ 1,045.20	$ 2.19
Hypothetical expenses (5% return before expenses)	$ 1,000.00	$ 1,022.73	$ 2.16

*Expenses are equal to the HIT’s annualized six-month expense ratio of 0.43%, as of June 30, 2016, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

PARTICIPANTS MEETING

A special meeting of the Participants was held in Washington, D.C., on Tuesday June 14, 2016. The following matter was put to a vote of the Participants at the meeting through the solicitation of proxies:

The Participants approved the formation of a wholly owned subsidiary investment adviser entity and its registration as an investment adviser under applicable federal or state law by: votes for 3,313,910.069; votes against 1,940.711; votes abstaining 26,867.749; votes not cast 1,714,669.173.

4	SEMI–ANNUAL REPORT 2016

DEWALT
Bender #13

FINANCIAL STATEMENTS

June 30, 2016

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (Dollars in thousands, except per share data; unaudited)

Assets
	Investments, at value (cost $5,827,431)	$6,060,990
	Cash	698
	Accrued interest receivable	18,052
	Receivables for investments sold	39
	Other assets	1,502
	Total assets	6,081,281

Liabilities
	Payables for investments purchased	171,971
	Redemptions payable	931
	Income distribution and capital gains payable, net of dividends reinvested of $10,816	1,596
	Refundable deposits	380
	Accrued salaries and fringe benefits	4,425
	Other liabilities and accrued expenses	1,396
	Total liabilities	180,699

	Other commitments and contingencies (note 4 of financial statements)	—

Net assets applicable to participants’ equity —
	Certificates of participation—authorized unlimited;
	Outstanding 5,101,598 units	$5,900,582

Net asset value per unit of participation (in dollars)		$1,156.62

Participants’ equity
	Participants’ equity consisted of the following:
	Amount invested and reinvested by current participants	$5,663,539
	Net unrealized appreciation of investments	233,559
	Distribution in excess of net investment income	(2,233)
	Accumulated net realized gain, net of distributions	5,717
	Total participants’ equity	$5,900,582

See accompanying Notes to Financial Statements.

6	SEMI–ANNUAL REPORT 2016

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

FHA Permanent Securities (2.7% of net assets)

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	7.75%	[1]	Jul-2021	$9	$9	$9
Multifamly	3.65%		Dec-2037	9,680	9,922	9,937
	3.75%		Aug-2048	4,065	4,061	4,174
	4.00%		Dec-2053	65,070	65,045	67,458
	4.79%		May-2053	4,850	5,113	5,323
	5.35%		Mar-2047	7,361	7,371	7,520
	5.55%		Aug-2042	7,977	7,980	8,017
	5.60%		Jun-2038	2,459	2,464	2,471
	5.65%		Oct-2038	1,912	1,943	1,919
	5.80%		Jan-2053	2,050	2,060	2,296
	5.87%		May-2044	1,784	1,783	1,933
	5.89%		Apr-2038	4,620	4,625	4,739
	6.02%		Jun-2035	4,413	4,415	4,439
	6.20%		Apr-2052	11,572	11,568	13,440
	6.40%		Aug-2046	3,811	3,813	4,297
	6.48%		Nov-2041	6,265	6,508	6,381
	6.60%		Jan-2050	3,371	3,402	3,922
	6.75%		Apr-2040 - Jul-2040	4,856	4,841	4,891
	7.20%		Oct-2039	2,845	2,850	2,867
	7.50%		Sep-2032	1,338	1,334	1,410
	7.93%		Apr-2042	2,682	2,682	2,786
				152,981	153,780	160,220
Total FHA Permanent Securities				$152,990	$153,789	$160,229

Ginnie Mae Securities (28.8% of net assets)

	Interest Rate	Maturity Date	Unfunded Committments[2]	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$—	$6,866	$6,954	$7,433
	4.50%	Aug-2040	—	3,879	3,969	4,268
	5.50%	Jan-2033 - Jun-2037	—	3,435	3,423	3,913
	6.00%	Jan-2032 - Aug-2037	—	2,243	2,241	2,588
	6.50%	Jul-2028	—	60	60	71
	7.00%	Nov-2016 - Jan-2030	—	1,269	1,276	1,517
	7.50%	Nov-2017 - Aug-2030	—	678	684	806
	8.00%	Sep-2026 - Nov-2030	—	508	515	616
	8.50%	Jun-2022 - Aug-2027	—	482	485	555
	9.00%	Mar-2017 - Jun-2025	—	143	144	161
	9.50%	Sep-2021 - Sep-2030	—	44	45	52
			—	19,607	19,796	21,980
Multifamily	1.73%	May-2042	—	4,397	4,407	4,410
	2.15%	May-2056	—	9,451	9,433	9,550
	2.18%	May-2039	—	10,231	10,319	10,283
	2.20%	Jun-2056	—	9,950	9,929	10,056
	2.25%	Dec-2048	—	13,444	13,325	13,652
	2.30%	Mar-2056 -May-2056	—	54,689	54,519	55,446
	2.30%	Oct-2056	—	31,897	31,520	32,239
	2.31%	Nov-2051	—	7,076	7,078	7,023

AFL-CIO HOUSING INVESTMENT TRUST	7

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

Ginnie Mae Securities (28.8% of net assets), continued

Interest Rate	Maturity Date	Unfunded Committments[2]	Face Amount	Amortized Cost	Value
2.32%	Apr-2054	$—	$22,652	$23,293	$21,732
2.35%	Dec-2040 - Nov-2056	—	37,879	38,429	37,504
2.40%	Aug-2047	—	15,381	15,421	15,694
2.43%	Nov-2038	—	20,000	20,097	20,226
2.50%	Jul-2045 - Mar-2057	—	44,927	45,028	45,817
2.53%	Jul-2038 - Feb-2040	—	34,453	34,968	35,076
2.55%	Feb-2048	—	22,589	22,775	22,130
2.60%	Apr-2048 - Apr-2056	—	34,751	34,952	35,537
2.60%	Dec-2055	—	24,856	25,029	25,443
2.70%	May-2048	—	29,697	30,233	30,327
2.70%	Jul-2056	—	16,907	17,118	17,356
2.70%	Jan-2053	—	51,015	51,484	51,632
2.72%	Feb-2044	—	1,117	1,153	1,139
2.79%	Apr-2049	—	24,490	24,786	25,350
2.82%	Apr-2050	—	1,500	1,536	1,545
2.87%	Feb-2036 - Dec-2043	—	25,000	25,344	25,756
2.89%	Mar-2046	—	32,000	32,250	32,819
3.00%	Mar-2051	—	20,000	20,117	20,624
3.05%	May-2044	—	45,500	45,845	46,962
3.05%	May-2054	—	11,545	11,610	11,937
3.06%	Aug-2040	—	5,421	5,570	5,467
3.10%	Jan-2044	—	23,000	23,366	23,857
3.13%	Nov-2040	—	1,064	1,094	1,074
3.19%	Jan-2049	—	17,025	17,754	17,814
3.20%	Jul-2041 - Oct-2053	—	24,751	24,913	25,817
3.24%	Apr-2051	—	5,267	5,352	5,528
3.25%	Sep-2054	—	35,000	34,669	36,954
3.26%	Feb-2038 - Nov-2043	—	29,456	29,705	30,515
3.30%	May-2055	—	10,000	9,491	10,366
3.33%	Jun-2043	—	15,000	15,556	15,798
3.35%	Nov-2042 - Mar-2044	—	25,000	24,433	26,206
3.37%	Dec-2046	—	19,200	19,491	20,150
3.40%	Apr-2017 - Jul-2046	—	8,050	8,329	8,465
3.47%	Apr-2046	—	7,922	8,476	8,483
3.49%	Mar-2042	—	28,000	29,200	29,286
3.49%	Feb-2044	—	4,000	4,228	4,267
3.50%	Feb-2051 - Jan-2054	—	31,363	31,189	33,274
3.55%	May-2042 - Apr-2051	—	15,856	16,261	16,542
3.57%	Apr-2053	—	33,911	36,454	36,200
3.59%	Sep-2050	—	7,986	8,462	8,528
3.60%	Sep-2041	—	10,000	10,703	10,368
3.62%	Nov-2044	—	28,791	29,731	29,931
3.67%	Nov-2035	—	17,445	18,315	18,712
3.68%	Sep-2052	—	6,500	6,769	6,942
3.71%	Nov-2052	—	9,501	10,304	10,227
3.74%	Sep-2046	—	10,000	10,804	10,349
3.76%	Dec-2045	—	8,583	8,174	9,207
3.81%	Dec-2053	—	10,632	10,733	11,312
3.85%	Oct-2054	—	31,321	31,480	33,971

8	SEMI–ANNUAL REPORT 2016	(continued)

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

Ginnie Mae Securities (28.8% of net assets), continued

	Interest Rate	Maturity Date		Unfunded Committments[2]	Face Amount	Amortized Cost	Value
	3.85%	Jan-2056		$—	$33,234	$33,576	$36,575
	3.86%	Apr-2046 - Oct-2047		—	13,979	14,047	14,752
	3.90%	Apr-2055		—	16,786	17,448	18,227
	3.92%	Aug-2039		—	49,066	52,953	53,394
	3.94%	Jun-2045 - Sep-2051		—	27,375	27,988	29,683
	3.95%	Jul-2053		—	5,950	5,963	6,458
	3.99%	Sep-2043		—	10,042	10,468	10,243
	4.00%	May-2049		—	11,848	12,790	12,149
	4.05%	Feb-2052 - Oct-2053		—	6,388	6,392	6,844
	4.05%	Oct-2053		—	59,142	63,996	64,406
	4.10%	May-2051		—	4,131	4,546	4,499
	4.15%	Jun-2053		—	2,208	2,241	2,404
	4.24%	May-2041		—	3,529	3,738	3,572
	4.25%	Sep-2038		—	37,464	37,699	40,090
	4.42%	Feb-2031		—	30,875	31,010	32,783
	4.45%	Jun-2055		—	2,627	2,517	2,910
	4.50%	May-2038		—	19,826	21,783	21,315
	4.63%	Sep-2037	[3]	—	1,500	1,461	1,581
	4.70%	Sep-2056		3,400	—	170	317
	4.90%	Mar-2044	[3]	—	1,000	991	1,057
	4.94%	Jun-2046	[3]	—	3,620	3,624	3,661
	5.05%	Apr-2049	[3]	—	2,765	2,766	2,842
	5.15%	Dec-2050		—	15,250	15,102	17,167
	5.21%	Mar-2053		—	48,714	48,773	54,974
	5.25%	Apr-2037		—	19,750	19,743	21,563
	5.34%	Jul-2040		—	13,218	13,029	13,916
	5.45%	Sep-2037		—	13,271	14,582	14,889
	5.55%	May-2049	[3]	—	10,065	10,066	10,445
				3,400	1,601,062	1,632,466	1,675,591
When Issued[4]	3.77%	Sep-2053		—	3,984	4,352	4,297
Total Ginnie Mae Securities				$3,400	$1,624,653	$1,656,614	$1,701,868

Ginnie Mae Construction Securities (3.1% of net assets)

	Interest Rates[5]			Unfunded
	Permanent	Construction	Maturity Date	Commitments[2]	Face Amount	Amortized Cost	Value
Multifamily	3.10%	3.10%	Apr-2055	$188	$4,878	$4,878	$4,983
	3.30%	3.30%	Jul-2057	14,218	11,710	12,494	13,084
	3.50%	3.50%	Mar-2057 - Apr-2057	20,534	28,305	29,997	31,378
	3.53%	3.53%	Jun-2042	17,443	857	1,541	1,944
	3.55%	3.55%	Apr-2057	19,391	22,239	23,395	24,620
	3.60%	3.60%	Jun-2057	6,637	7,678	8,257	8,666
	3.62%	3.62%	Dec-2057	11,212	18,538	19,136	20,579
	3.66%	3.66%	Jul-2058	24,000	—	269	962
	3.68%	3.68%	Jun-2057	16,814	10,940	11,784	13,014
	3.68%	3.68%	Aug-2057	13,359	1,462	1,831	2,445
	4.09%	4.09%	Feb-2056	1,277	56,807	57,691	62,319
Total Ginnie Mae Construction Securities				$145,073	$163,414	$171,273	$183,994

AFL-CIO HOUSING INVESTMENT TRUST	9

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.5% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.70%[6]	Mar-2037	$472	$467	$470
	0.75%[6]	Jul-2043	16,800	16,678	16,678
	0.77%[6]	Jun-2037	2,256	2,257	2,248
	0.80%[6]	Mar-2043	14,531	14,495	14,426
	0.80%[6]	Nov-2044	29,604	29,608	29,475
	0.83%[6]	Nov-2042	9,422	9,426	9,358
	0.85%[6]	Apr-2037 - Oct-2044	23,771	23,820	23,667
	0.91%[6]	Oct-2042	7,794	7,833	7,759
	0.95%[6]	Dec-2040 - Feb-2043	49,575	49,415	49,532
	0.97%[6]	Jun-2042	5,466	5,498	5,462
	1.00%[6]	Mar-2042	13,031	13,056	13,034
	1.04%[6]	Mar-2041	9,004	9,082	9,026
	1.05%[6]	Mar-2042 - Oct-2043	18,850	18,921	18,874
	1.15%[6]	Dec-2040	4,560	4,575	4,599
	2.23%[6]	Aug-2033	247	247	257
	2.31%[6]	Jul-2033	447	445	468
	2.34%[6]	Sep-2035	1,000	997	1,053
	2.42%[6]	Nov-2033	2,809	2,811	2,907
	2.47%[6]	Aug-2033	941	940	994
	2.49%[6]	Jul-2033	2,236	2,245	2,361
	2.50%[6]	Nov-2034	1,489	1,530	1,560
	2.54%[6]	Aug-2033	1,824	1,821	1,924
	2.61%[6]	May-2033	529	531	556
	2.76%[6]	Apr-2034	1,562	1,604	1,637
	3.00%	Apr-2031 - Dec-2042	28,160	29,170	29,515
	3.50%	Oct-2026 - Jan-2046	100,654	104,773	106,913
	4.00%	Jun-2018 - Jan-2045	64,939	67,006	69,850
	4.50%	Mar-2018 - May-2044	82,721	86,290	90,440
	5.00%	Sep-2016 - Apr-2041	24,757	25,545	27,362
	5.50%	Jul-2017 - Jun-2038	13,535	13,583	15,268
	6.00%	Jan-2017 - Nov-2037	7,938	7,985	9,120
	6.50%	Nov-2016 - Jul-2036	1,434	1,468	1,648
	7.00%	Nov-2016 - May-2032	1,215	1,216	1,420
	7.50%	Nov-2016 - Sep-2031	428	428	499
	8.00%	Apr-2030 - May-2031	72	73	77
	8.50%	Dec-2021 - Apr-2031	51	52	57
	9.00%	May-2025	1	1	1
			544,125	555,892	570,495
Multifamily	0.82%	Nov-2025	22,318	22,330	22,373
	0.88%	Nov-2022	22,815	22,827	22,890
	1.01%	Dec-2025	21,015	21,027	21,009
	1.07%	Jan-2023	18,134	18,144	18,154
	1.11%	Jan-2026	5,000	5,003	5,002
	1.33%	Jan-2023	29,903	29,880	30,022
	1.39%	Apr-2022	10,075	10,080	10,088
	2.21%	Dec-2022	31,569	31,592	32,431
	2.21%	Dec-2022	23,959	23,976	24,613
	2.24%	Dec-2022	31,601	31,625	32,488
	2.26%	Nov-2022	6,561	6,593	6,762
	2.48%	Jul-2021	45,000	45,120	46,463

10	SEMI–ANNUAL REPORT 2016	(continued)

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.5% of net assets), continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
2.50%	Jun-2026	$60,000	$60,000	$61,557
2.70%	Nov-2025	16,428	16,460	17,250
2.80%	Mar-2018 - Apr-2025	20,589	21,002	21,372
2.84%	Mar-2022	3,640	3,660	3,883
2.85%	Mar-2022	33,000.00	33,094	35,213
2.91%	Jun-2031	25,000	25,288	25,435
2.92%	Jan-2026 - Apr-2028	34,255	34,430	36,463
2.99%	Jun-2025	2,750	2,765	2,943
3.00%	Mar-2028	9,360	9,371	9,832
3.02%	Jun-2027	4,109	4,131	4,438
3.04%	Apr-2030	25,100	25,249	26,625
3.05%	Apr-2030	28,800	28,854	29,775
3.12%	Apr-2030	14,000	14,008	14,881
3.18%	May-2035	12,130	12,371	12,574
3.20%	Oct-2027	10,894	11,002	11,909
3.21%	May-2030	7,367	7,554	7,894
3.22%	Sep-2026	28,451	28,517	31,147
3.25%	Nov-2027	10,895	11,003	11,954
3.26%	Jan-2027	7,851	7,897	8,577
3.31%	Oct-2027	16,320	16,606	17,965
3.36%	Dec-2023 - Oct-2029	20,369	20,433	22,455
3.40%	Oct-2026	3,117	3,146	3,459
3.41%	Sep-2023	14,145	14,315	15,526
3.42%	Apr-2035	5,555	5,674	6,022
3.43%	Oct-2026	7,608	7,677	8,456
3.46%	Dec-2023	3,500	3,519	3,868
3.54%	Oct-2021	7,282	7,309	7,976
3.61%	Sep-2023	6,656	6,734	7,387
3.63%	Jul-2035	21,987	22,032	23,975
3.66%	Jul-2021	111,846	111,933	122,370
3.66%	Oct-2023	4,890	4,957	5,425
3.77%	Dec-2033	10,500	10,788	11,213
3.84%	May-2018	7,140	7,345	7,462
3.87%	Sep-2023	2,567	2,641	2,855
4.00%	Sep-2021	15,462	15,472	16,335
4.03%	Oct-2021	6,999	7,004	7,701
4.06%	Oct-2025	24,647	24,753	27,535
4.15%	Jun-2021	9,128	9,139	10,089
4.22%	Jul-2018	1,102	1,102	1,136
4.25%	May-2021	4,180	4,180	4,634
4.27%	Nov-2019	5,870	5,867	6,360
4.32%	Nov-2019	2,900	2,899	3,146
4.33%	Nov-2019 - Mar-2021	24,469	24,465	26,631
4.38%	Apr-2020	9,960	9,967	10,918
4.44%	May-2020	5,905	5,907	6,497
4.49%	Jun-2021	961	967	1,075
4.50%	Feb-2020	4,143	4,142	4,333
4.52%	Nov-2019 - May-2021	7,041	7,066	7,796
4.55%	Nov-2019	2,776	2,775	3,029

(continued)
AFL-CIO HOUSING INVESTMENT TRUST	11

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.5% of net assets), continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
4.56%	Jul-2019 - May-2021	$8,258	$8,270	$8,989
4.66%	Jul-2021	1,289	1,296	1,374
4.68%	Jul-2019	12,817	12,805	13,925
4.69%	Jan-2020 - Jun-2035	13,714	13,750	15,101
4.71%	Mar-2021	5,758	5,793	6,476
4.73%	Feb-2021	1,512	1,520	1,699
4.80%	Jun-2019	2,093	2,091	2,278
4.86%	May-2019	1,398	1,397	1,521
4.89%	Nov-2019	860	861	948
4.94%	Apr-2019	3,407	3,404	3,708
5.00%	Jun-2019	1,828	1,827	1,998
5.02%	Jun-2019	792	793	866
5.04%	Jun-2019	1,810	1,809	1,980
5.05%	Jun-2019 - Jul-2019	3,092	3,090	3,387
5.08%	Apr-2021	40,000	40,001	44,871
5.09%	Jun-2018	6,164	6,193	6,318
5.11%	Jul-2019	845	846	927
5.12%	Jul-2019	8,454	8,446	9,282
5.13%	Jul-2019	858	858	943
5.15%	Oct-2022	2,539	2,549	2,705
5.19%	Jan-2018	668	667	699
5.25%	Jan-2020	6,623	6,627	7,397
5.29%	May-2022	5,104	5,104	5,945
5.30%	Aug-2029	6,071	5,966	7,016
5.45%	May-2033	2,644	2,653	2,781
5.46%	Feb-2017	26,433	26,433	26,981
5.47%	Aug-2024	8,043	8,074	8,815
5.52%	Mar-2018	571	574	581
5.60%	Feb-2018 - Jan-2024	10,320	10,321	11,659
5.63%	Dec-2019	4,765	4,774	5,056
5.69%	Jun-2041	4,737	4,872	5,475
5.75%	Jun-2041	2,297	2,372	2,560
5.86%	Dec-2016	21	21	21
5.91%	Mar-2037	1,884	1,921	2,130
5.92%	Dec-2016	15	15	15
5.96%	Jan-2029	363	365	390
6.03%	Jun-2017 - Jun-2036	4,690	4,734	4,730
6.06%	Jul-2034	8,910	9,098	10,034
6.11%	Aug-2017	3,368	3,368	3,521
6.13%	Dec-2016	302	302	304
6.14%	Sep-2033	275	288	292
6.15%	Jul-2019	31,934	31,934	34,877
6.15%	Jan-2023-Oct-2032	6,737	6,771	6,697
6.22%	Aug-2032	1,580	1,603	1,589
6.23%	Sep-2034	1,301	1,341	1,421
6.28%	Nov-2028	2,560	2,654	2,756
6.35%	Aug-2032	9,651	9,674	10,046
6.38%	Jul-2021	5,151	5,161	6,029
6.39%	Apr-2019	844	843	831
6.52%	May-2029	4,744	4,997	5,412

12	SEMI–ANNUAL REPORT 2016	(continued)

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.5% of net assets), continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	6.63%	Apr-2019	$1,915	$1,915	$1,939
	6.80%	Jul-2016	11.00	11	11
	7.18%	Aug-2016	14.00	14	14
	7.20%	Aug-2029	785	776	797
	7.75%	Dec-2024	1,328	1,328	1,333
	8.40%	Jul-2023	323	321	329
	8.50%	Nov-2019	1,661	1,695	1,827
			1,277,725	1,282,853	1,361,252
When Issued[4]	2.44%	Aug-2026	22,400	22,400	22,458
	2.75%	Jul-2028	15,750	16,045	16,079
	2.72%	Jul-2028	36,400	37,026	37,052
	2.50%	Jul-2023	37,680	37,821	38,558
	2.46%	Aug-2026	25,830	25,846	26,112
	2.38%	Jul-2026	21,840	21,901	21,890
			159,900	161,039	162,149
Total Fannie Mae Securities			$1,981,750	$1,999,784	$2,093,896

Freddie Mac Securities (13.1% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.74%[6]	Feb-2036	$2,111	$2,111	$2,107
	0.77%[6]	May-2037	325	324	323
	0.79%[6]	Apr-2036 - Mar-2045	38,098	38,126	37,882
	0.84%[6]	Aug-2043	7,072	7,068	7,044
	0.92%[6]	Oct-2040	6,159	6,153	6,163
	0.94%[6]	Oct-2040 - Jun-2044	56,996	57,014	56,933
	0.99%[6]	Nov-2040	7,037	7,112	7,039
	1.11%[6]	Aug-2037	5,831	5,913	5,870
	2.48%[6]	Oct-2033	1,177	1,167	1,241
	2.52%[6]	Jul-2035	290	290	306
	2.84%[6]	Jun-2033	509	508	537
	3.00%	Aug-2042 - Nov-2043	92,914	95,185	96,683
	3.50%	Jan-2026 - Nov-2045	171,577	176,925	181,517
	4.00%	Aug-2020 - Mar-2045	121,378	127,955	130,288
	4.50%	Aug-2018 - Dec-2044	86,645	91,263	95,059
	5.00%	Jan-2019 - Mar-2041	16,304	16,538	17,748
	5.50%	Oct-2017 - Jul-2038	7,235	7,191	8,177
	6.00%	Aug-2016 - Feb-2038	7,347	7,440	8,474
	6.50%	Apr-2028 - Nov-2037	1,075	1,088	1,252
	7.00%	Apr-2028 - Mar-2030	73	67	86
	7.50%	Aug-2029 - Apr-2031	69	67	83
	8.00%	Aug-2017 - Feb-2030	18	17	22
	8.50%	Nov-2018 - Jan-2025	89	89	103
	9.00%	Mar-2025	57	57	68
			630,386	649,668	665,005
Multifamily	1.10%	Jan-2023	24,494	24,494	24,566
	1.14%	Sep-2022	44,088	44,016	44,212
	1.15%	Nov-2022	35,000	35,000	35,106
	2.95%	Jan-2018	1,480	1,459	1,497
			105,062	104,969	105,381
Total Freddie Mac Securities			$735,448	$754,637	$770,386

AFL-CIO HOUSING INVESTMENT TRUST	13

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

State Housing Finance Agency Securities (4.1% of net assets)

		Interest Rates[5]				Face	Amortized
	Issuer	Permanent	Construction	Maturity Date		Amount	Cost	Value
Multifamily	MassHousing	—	3.45%	Oct-2017	[7]	$29,742	$29,580	$29,768
	NYC Housing Development Corp	2.95%	—	Nov-2045		5,000	5,000	5,274
	NYC Housing Development Corp	3.75%	—	May-2035 - Nov-2035		5,980	5,980	6,284
	MassHousing	4.00%	—	Dec-2028		5,000	5,103	5,463
	NYC Housing Development Corp	4.04%	—	Nov-2032		1,305	1,305	1,338
	MassHousing	4.13%	—	Dec-2036		5,000	5,000	5,348
	MassHousing	4.20%	—	Dec-2039		8,305	8,305	8,925
	NYC Housing Development Corp	4.25%	—	Nov-2025		1,150	1,150	1,235
	NYC Housing Development Corp	4.29%	—	Nov-2037		1,190	1,190	1,222
	NYC Housing Development Corp	4.40%	—	Nov-2024		4,120	4,120	4,422
	NYC Housing Development Corp	4.44%	—	Nov-2041		1,120	1,120	1,161
	NYC Housing Development Corp	4.49%	—	Nov-2044		1,000	1,000	1,040
	NYC Housing Development Corp	4.50%	—	Nov-2030		1,680	1,682	1,824
	MassHousing	4.50%	—	Dec-2056		45,000	45,000	48,236
	NYC Housing Development Corp	4.60%	—	Nov-2030		4,665	4,665	5,080
	NYC Housing Development Corp	4.70%	—	Nov-2035		1,685	1,685	1,837
	NYC Housing Development Corp	4.78%	—	Aug-2026		12,500	12,503	13,268
	NYC Housing Development Corp	4.80%	—	Nov-2040		2,860	2,862	3,093
	NYC Housing Development Corp	4.90%	—	Nov-2034 - Nov-2041		8,800	8,800	9,579
	NYC Housing Development Corp	4.95%	—	Nov-2039 - May-2047		13,680	13,683	14,855
	MassHousing	5.55%	—	Nov-2039		5,000	4,982	5,610
	MassHousing	5.69%	—	Nov-2018		2,300	2,301	2,422
	MassHousing	5.70%	—	Jun-2040		13,385	13,386	14,452
	MassHousing	6.42%	—	Nov-2039		22,000	22,000	23,677
	MassHousing	6.50%	—	Dec-2039		695	696	719
	MassHousing	6.58%	—	Dec-2039		11,385	11,386	11,784
	MassHousing	6.70%	—	Jun-2040		10,990	10,990	11,804
Total State Housing Finance Agency Securities						$225,537	$225,474	$239,720

Other Multifamily Investments (0.3% of net assets)

	Interest Rates[5]		Maturity	Unfunded	Face	Amortized
Issuer	Permanent	Construction	Date	Commitments[2]	Amount	Cost	Value
Direct Loans
Harry Silver Housing Company, Inc.	—	2.70%	Oct-2016	$—	$5,197	$5,201	$5,200
Harry Silver Housing Company, Inc.	—	2.70%	Oct-2016	2,803	—	—	2
				2,803	5,197	5,201	5,202
Privately Insured Construction/Permanent Mortgages[8]

IL Housing Development Authority	5.40%	—	Mar-2047	—	8,239	8,240	8,161
IL Housing Development Authority	6.20%	—	Dec-2047	—	3,113	3,124	3,085
IL Housing Development Authority	6.40%	—	Nov-2048	—	940	952	927
				—	12,292	12,316	12,173
Total Other Multifamily Investments				$2,803	$17,489	$17,517	$17,375

14	SEMI–ANNUAL REPORT 2016

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

Commercial Mortgage-Backed Securities (2.5% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$10,000	$10,173	$10,443
Deutsche Bank	2.94%	Jan-2046	19,070	19,556	20,098
Nomura	3.19%	Mar-2046	20,000	20,417	21,192
JP Morgan	3.48%	Jun-2045	10,000	10,487	10,772
Citigroup	3.62%	Jul-2047	8,000	8,221	8,730
Barclays/ JP Morgan	3.81%	Jul-2047	2,250	2,312	2,471
RBS/ Wells Fargo	3.82%	Aug-2050	5,000	5,139	5,500
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,137	5,511
Barclays/ JP Morgan	4.00%	Apr-2047	5,000	5,138	5,567
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,550	22,242
Barclays/ JP Morgan	4.08%	Feb-2047	6,825	7,189	7,639
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,190	7,921
Deutsche Bank	5.00%	Nov-2046	18,990	19,459	21,275
Total Commercial Mortgage Backed Securities			$137,135	$140,968	$149,361

United States Treasury Securities (10.3% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	1.63%	Feb-2026	$15,000	$14,680	$15,169
	1.63%	May-2026	45,000	44,803	45,552
	2.00%	Aug-2025	45,000	44,295	47,040
	2.13%	May-2025	85,000	83,450	89,781
	2.24%	Nov-2024	65,000	67,042	69,339
	2.25%	Nov-2025	60,000	61,206	64,013
	2.38%	Aug-2024	90,000	90,466	96,884
	2.50%	May-2024	50,000	49,665	54,314
	2.50%	Feb-2046	15,000	14,310	15,604
	2.50%	May-2046	35,000	36,326	36,434
	2.88%	Aug-2045	10,000	10,264	11,210
	3.13%	Aug-2044	55,000	56,785	64,664
Total United States Treasury Securities			$570,000	$573,292	$610,004

Total Fixed-Income Investments			$5,608,416	$5,693,348	$5,926,833

AFL-CIO HOUSING INVESTMENT TRUST	15

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2016 (Dollars in thousands; unaudited)

Equity Investment in Wholly Owned Subsidiary (less than 0.05% of net assets)

Issuer	Number of Shares	Face Amount (Cost)	Amount of Dividends	Value
Building America CDE, Inc.[1,9]	1,000	$1	$—	$75
Total Equity Investment	1,000	$1	$—	$75

Short-Term Investments (2.3% of net assets)

Fund	Yield	Maturity Date	Face Amount	Amortized Cost	Value
Blackrock Federal Funds 30-Day (Institutional)	0.29%	Jul-2016	134,082	134,082	134,082
Total Short-Term Investments			$134,082	$134,082	$134,082

Total Investments			$5,742,499	$5,827,431	$6,060,990

Footnotes

[1]	Valued by the HIT’s Valuation Committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

[2]	The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $151.3 million at period end. Generally, GNMA construction securities fund over a 12-to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by deal, but generally fund over a zero- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.

[3]	Tax-exempt bonds collateralized by Ginnie Mae securities.

[4]	The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

[5]	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

[6]	The coupon rate shown on these floating or adjustable rate securities represents the rate at period end.

[7]	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by MassHousing (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to October 1, 2017. The notes are backed by mortgages and are general obligations of MassHousing, therefore secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

[8]	Loans insured by Ambac Assurance Corporation, which are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

[9]	The HIT holds the shares of Building America CDE, Inc. (Building America or BACDE), a wholly owned subsidiary of the HIT. Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund of the U.S. Department of Treasury. The fair value of the HIT’s investment in BACDE approximates its carrying value.

16	SEMI–ANNUAL REPORT 2016

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016 (Dollars in thousands; unaudited)

Investment income	$79,781

Expenses
Non-officer salaries and fringe benefits	5,085
Officer salaries and fringe benefits	2,928
Consulting fees	703
Investment management	642
Marketing and sales promotion (12b-1)	563
Legal fees	478
Auditing, tax and accounting fees	253
Insurance	188
Trustee expenses	25
Rental expenses	587
General expenses	833
Total expenses	12,285

Net investment income	67,496

Net realized and unrealized gains (losses) on investments
Net realized gain on investments	22,279
Net change in unrealized appreciation on investments	161,284
Net realized and unrealized gains on investments	183,563

Net increase in net assets resulting from operations	$251,059

See accompanying Notes to Financial Statements

AFL-CIO HOUSING INVESTMENT TRUST	17

STATEMENTS OF CHANGES IN NET ASSETS

(Dollars in thousands)

	Six Months Ended
	June 30, 2016	Year Ended
Increase (decrease) in net assets from operations	(unaudited)	December 31, 2015
Net investment income	$67,496	$131,326
Net realized gain (loss) on investments	22,279	17,357
Net change in unrealized appreciation (depreciation) on investments	161,284	(94,968)
Net increase (decrease) in net assets resulting from operations	251,059	53,715

Decrease in net assets from distributions
Distributions to participants or reinvested from:
Net investment income	(74,694)	(142,621)
Net decrease in net assets from distributions	(74,694)	(142,621)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	255,154	601,394
Dividend reinvestment of units of participation	67,400	129,235
Payments for redemption of units of participation	(53,619)	(45,778)
Net increase (decrease) from unit transactions	268,935	684,851

Total increase (decrease) in net assets	445,300	595,945

Net assets
Beginning of period	$5,455,282	$4,859,337
End of period	$5,900,582	$5,455,282

Distribution in excess of net investment income	$(2,233)	$(2,409)

Unit information
Units sold	223,805	530,460
Distributions reinvested	58,898	113,611
Units redeemed	(46,984)	(40,410)
Increase in units outstanding	235,719	603,661

See accompanying Notes to Financial Statements.

18	SEMI–ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS

(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets.

Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer supplied market information. For state housing finance agency securities, independent pricing services generally base prices using models that utilize trading spreads, new issue scales, verified bid information, and credit ratings. For commercial mortgage-backed securities independent pricing services generally base prices on cash flow models, that take into consideration benchmark yields, and utilize available trade information, dealer quotes, and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans, and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (“to-be-announced”) market for mortgage pools, discounted cash flow models or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/benchmark yields, as well as, dealer supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the referral of the asset to an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used by the Board of Trustees cannot be predicted. However, on June 30, 2016, the HIT fair valued less than 0.05% of the HIT’s net assets.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT holds the shares of Building America CDE, Inc. (Building America or BACDE), a wholly owned subsidiary of the HIT. The shares of Building America are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates Building America’s carrying value.

The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a Valuation Committee. The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information, and reporting to the Board of Trustees on valuation issues, including fair value determinations.

AFL-CIO HOUSING INVESTMENT TRUST	19

NOTES TO FINANCIAL STATEMENTS

(unaudited)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT’s valuation levels as of June 30, 2016:

Investment securities: ($ in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities
Multi-Family	$—	$160,220	$—	$160,220
Single Family	—	—	9	9
Total FHA Permanent Securities	—	160,220	9	160,229
Ginnie Mae Securities	—	1,697,571	—	1,697,571
Ginnie Mae Construction Securities	—	183,994	—	183,994
Fannie Mae Securities	—	1,931,747	—	1,931,747
Freddie Mac Securities	—	770,386	—	770,386
Commercial Mortgage-Backed Securities	—	149,361	—	149,361
State Housing Finance Agency Securities	—	239,720	—	239,720
Other Multifamily Investments
Direct Loans	—	—	5,202	5,202
Privately Insured Construction/Permanent Mortgages	—	12,173	—	12,173
Total Other Multifamily Investments	—	12,173	5,202	17,375
United States Treasury Securities	—	610,004	—	610,004
Equity Investments	—	—	75	75
Short-Term Investments	134,082	—	—	134,082
Other Financial Instruments*	—	166,446	—	166,446
Total	$134,082	$5,921,622	$5,286	$6,060,990

*If held in the portfolio at report date, other financial instruments include forward commitments, TBA and when issued securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended June 30, 2016:

Investments in Securities ($ in thousands)	FHA Permanent Securities	Other Multifamly Investments	Equity Investment	Total
Beginning Balance, 12/31/2015	$10	$5,180	$(5)	$5,185
Amortization/Accretion	—	21	—	21
Total Unrealized Gain (Loss)*	—	1	80	81
Paydowns	(1)	—	—	(1)
Ending Balance, 6/30/2016	$9	$5,202	$75	$5,286

* Net change in unrealized gain (loss) attributable to Level 3 securities held at June 30, 2016 totaled $34,000 and is included on the accompanying Statement of Operations.

Level 3 securities primarily consist of two Direct Loans (Other Multifamily Investments) which were valued by an independent pricing service near par at June 30, 2016 due to: a coupon rate of 2.70%, low loan-to-value estimates, and remaining expected maturities of 4 months or less. The HIT’s policy is to recognize transfers between levels at the beginning of the reporting period. For the six months ended June 30, 2016, there were no transfers between levels.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

20	SEMI–ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS

(unaudited)

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

Distributions to Participants

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 90% of distributed income for the six months ended June 30, 2016.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The HIT’s Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the six months ended June 30, 2016, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average monthly net assets, whichever was greater. During the six months ended June 30, 2016, the HIT incurred approximately $563,000, or less than 0.01% of its average monthly net assets, in 12b-1 expenses.

New Accounting Pronouncement

In February 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2016-02, Leases, which intends to improve financial reporting about leasing transactions. The ASU affects all companies and other organizations that lease assets such as real estate and equipment. The new disclosure is effective for annual or interim periods beginning on or after December 15, 2019. Management is evaluating the impact of this update on its financial statements and disclosures.

Note 2. Investment Risk

Interest Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

AFL-CIO HOUSING INVESTMENT TRUST	21

NOTES TO FINANCIAL STATEMENTS

(unaudited)

Note 3. Transactions with Related Entities

Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury. Building America has committed all of its $85 million in New Markets Tax Credit (NMTC) awards to qualified transactions. Building America receives fees for committing NMTCs to such qualified transactions and ongoing asset management fees on closed transactions. Building America is accounted for as an investment of the HIT.

The NMTC program1, which is run by the CDFI Fund, provides tax credits to equity investors that invest in businesses operating in low-income areas, including those that engage in the creation of housing and other construction activities.

1The New Markets Tax Credit (NMTC) Program, enacted by Congress as part of the Community Renewal Tax Relief Act of 2000, is incorporated as section 45D of the Internal Revenue Code.

Summarized financial information for Building America on a historical cost basis is included in the table below:

As of June 30, 2016	$ in Thousands
Assets	$423
Liabilities	$348
Equity	$75

For the six months ended June 30, 2016
Income	$281
Expenses	(165)
Tax expenses	(35)
Net Income	$81

In accordance with a contract, in addition to its equity interest, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available. Also in accordance with the contract, the HIT provides the time of certain personnel to Building America on a cost-reimbursement basis. As of June 30, 2016, advances to Building America by the HIT totaled $256,000, which represents less than 0.01% of HIT’s average monthly net assets.

A rollforward of advances to Building America by the HIT is included in the table below:

Advances to BACDE by HIT	$ in Thousands
Beginning Balance, 12/31/2015	$261
Advances in 2016	215
Repayment by BACDE in 2016	(220)
Ending Balance, 6/30/2016	$256

Note 4. Commitments and Contingencies

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of June 30, 2016, the HIT had outstanding unfunded purchase commitments of approximately $151.3 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of June 30, 2016, the value of the publicly traded securities maintained for the reserve in a segregated account was approximately $5.7 billion.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2016, were $918.3 million and $10.0 million, respectively.

Note 6. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences of $7.2 million as of June 30, 2016 to reflect tax character. The amount and character of tax-basis distributions and composition of the net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2016.

At June 30, 2016, the cost of investments for federal income tax purposes was $5,827,430,500 which approximated book cost at amortized cost. Net unrealized gain aggregated $233,559,000 at period-end, of which $241,810,000 related to appreciated investments and $8,251,000 related to depreciated investments.

22	SEMI–ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS

(unaudited)

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the period ended June 30, 2016, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employee Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available in 2016 is for the 2014 Plan year-ended at June 30, 2015. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/ Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number	53-0228172/001
2014 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2016 Contributions	1,097,409
2016 Contribution Rate	24%
Surcharge Imposed	no
Expiration Date of Collective Bargaining Agreement	03/31/2017

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Years Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2014[1]

1 The 2014 plan year ended at June 30, 2015.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2016.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2016, the HIT matched dollar for dollar the first $5,800 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2016, was approximately $234,400.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 13, 2017. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT did not borrow against the facility during, and had no outstanding balance under the facility for, the six months ended June 30, 2016. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

AFL-CIO HOUSING INVESTMENT TRUST	23

FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2016**			Year Ended December 31
Per share data	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$1,121.13	$1,140.10	$1,107.45	$1,171.21	$1,170.21	$1,133.82

Income from investment operations:
Net investment income *	13.48	29.41	32.48	34.11	38.55	43.58
Net realized and unrealized gains (losses) on investments	37.02	(16.43)	34.38	(61.53)	10.81	43.81
Total income (loss) from investment operations	50.50	12.98	66.86	(27.42)	49.36	87.39
Less distributions from:
Net investment income	(15.02)	(31.95)	(34.21)	(36.33)	(40.74)	(45.52)
Net realized gains on investments	—	—	—	(0.01)	(7.62)	(5.48)
Total distributions	(15.02)	(31.95)	(34.21)	(36.34)	(48.36)	(51.00)

Net asset value, end of period	$1,156.62	$1,121.13	$1,140.10	$1,107.45	$1,171.21	$1,170.21

Ratios/supplemental data
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.42%	0.44%
Ratio of net investment income to average net assets	2.4%	2.6%	2.9%	3.0%	3.3%	3.8%
Portfolio turnover rate	24.0%	18.9%	18.3%	29.5%	27.3%	33.9%

Number of outstanding units at end of period	5,101,598	4,865,879	4,262,218	4,077,108	3,906,752	3,642,485

Net assets, end of period (in thousands)	$5,900,582	$5,455,282	$4,859,337	$4,515,201	$4,575,635	$4,262,471

Total return	4.52%	1.13%	6.10%	(2.37%)	4.27%	7.86%

*The average shares outstanding method has been applied for this per share information.

**Percentage amounts for the period, except total return, have been annualized.

See accompanying Notes to Financial Statements.

Job and economic benefit figures in this report are provided by Pinnacle Economics, Inc. and HIT. Estimates are calculated using an IMPLAN input-output model based on HIT project data and secondary source materials. In 2015 dollars.

Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

This report contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

24	SEMI–ANNUAL REPORT 2016

Leadership

BOARD OF TRUSTEES

Richard Ravitch*
Chairman
Manager, Waterside Plaza LLC; formerly Lieutenant Governor, State of New York

Richard L. Trumka*
President, AFL-CIO

Liz Shuler
Secretary-Treasurer, AFL-CIO

Vincent Alvarez
President, New York City Central Labor Council

James Boland
President, International Union of Bricklayers and Allied Craftworkers

Sean McGarvey
President, North America’s Building Trades Unions

Jack Quinn
President, Erie County Community College, State University of New York; formerly Member of Congress, 27th District, New York

Kenneth E. Rigmaiden
General President, International Union of Painters & Allied Trades of the United States and Canada

Marlyn J. Spear, CFA*
Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity)

Tony Stanley*
Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

* Executive Committee member.

OFFICERS AND KEY STAFF

Stephen Coyle
Chief Executive Officer

Theodore S. Chandler
Chief Operating Officer

Erica Khatchadourian
Chief Financial Officer

Chang Suh, CFA
Senior Executive Vice President & Chief Portfolio Manager

Nicholas C. Milano
General Counsel

Debbie Cohen
Chief Development Officer

Christopher Kaiser
Chief Compliance Officer & Deputy General Counsel

Thalia B. Lankin
Director of Operations

Carol Nixon
Director, New York City Office

Harpreet Singh Peleg, CFA, CPA
Controller

Eric W. Price Executive Vice President Lesyllee White Executive Vice President & Managing Director of Marketing Stephanie H. Wiggins Executive Vice President & Chief Investment Officer

SERVICE PROVIDERS

Independent Registered Public Accounting Firm Ernst & Young LLP McLean, Virginia Corporate Counsel Katten Muchin Rosenman LLP Washington, D.C.	Securities Counsel Perkins Coie LLP Washington, D.C. Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, Delaware	Custodian Bank of New York Mellon New York, New York

AFL-CIO HOUSING INVESTMENT TRUST

National Office	New England Regional Office	Southern California Office
2401 Pennsylvania Avenue, N.W., Suite 200	Ten Post Office Square, Suite 800	155 N. Lake Avenue, Suite 800
Washington, D.C. 20037	Boston, Massachusetts 02109	Pasadena, CA 91101
(202) 331-8055	(617) 850-9071	(626) 993-6676

New York City Office	Western Regional Office
1270 Avenue of the Americas, Suite 210	One Sansome Street, Suite 3500
New York, New York 10020	San Francisco, California 94104
(212) 554-2750	(415) 433-3044

AFL-CIO HOUSING INVESTMENT TRUST	25

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, N.W., Suite 200

Washington, DC 20037

202-331-8055

www.aflcio-hit.com

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